Exhibit 10.2

ASSUMPTION OF NON-EMPLOYEE DIRECTOR
CHANGE OF CONTROL AGREEMENTS

This Assumption of Non-Employee Director Change of Control Agreements (this “Assumption Agreement”) is made and entered into as of this 1st day of July, 2011, by and among Interactive Intelligence, Inc., an Indiana corporation (“Interactive Intelligence”) and Interactive Intelligence Group, Inc., an Indiana corporation (“ININ Group”).

RECITALS

WHEREAS, Interactive Intelligence, ININ Group and ININ Corp., an Indiana corporation, are parties to that certain Agreement and Plan of Reorganization, dated as of April 11, 2011 (the “Reorganization Agreement”), pursuant to which ININ Group will become the ultimate parent of Interactive Intelligence through the merger of ININ Corp. with and into Interactive Intelligence (the “Merger”);

WHEREAS, Interactive Intelligence will be the surviving corporation in the Merger and will become a wholly-owned direct subsidiary of ININ Group, upon the terms and subject to the conditions set forth in the Reorganization Agreement, pursuant to which each issued and outstanding share of common stock of Interactive Intelligence shall be converted into one share of common stock of ININ Group;

WHEREAS, Interactive Intelligence is party to those certain Non-Employee Director Change of Control Agreements set forth on Exhibit A attached hereto (the “Director Agreements”); and

WHEREAS, in connection with the transactions contemplated by the Reorganization Agreement, pursuant to Section 3 of the Director Agreements, Interactive Intelligence desires to transfer, assign and set over to ININ Group, and ININ Group, as the successor to Interactive Intelligence, desires to accept from Interactive Intelligence, all of Interactive Intelligence’s rights, title and interest in, to and under the Director Agreements, effective contemporaneously with the closing of the transactions contemplated by the Reorganization Agreement (the “Effective Date”).

NOW, THEREFORE, in consideration of the premises, mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.           Assignment.  Interactive Intelligence hereby assigns, transfers, conveys and sets over unto ININ Group and its successors and permitted assigns, forever, all of Interactive Intelligence’s rights, title and interest in, to and under the Director Agreements, and ININ Group hereby accepts from Interactive Intelligence, all of Interactive Intelligence’s rights, title and interest in, to and under the Director Agreements.

2.           Assumption.  Pursuant to Section 3 of the Director Agreements, ININ Group, as the successor to Interactive Intelligence and for itself and its successors and assigns, hereby assumes all of Interactive Intelligence’s duties, obligations, responsibilities and liabilities under the Director Agreements and agrees to discharge and perform any and all of the obligations, terms, covenants and agreements of Interactive Intelligence under the Director Agreements.

3.           Interactive Intelligence’s Representations, Warranties and Covenants.

(a) Interactive Intelligence hereby represents that it is fully authorized to enter into this Assumption Agreement.

(b) Interactive Intelligence agrees to execute and deliver unto ININ Group all such further documentation and instruments of any nature as may be necessary or desirable to fully effect and record the assignment and transfer of the rights and obligations under the Director Agreements.

4.           ININ Group’s Representations, Warranties and Covenants.

(a) ININ Group hereby represents that it is fully authorized to enter into this Assumption Agreement.

(b) ININ Group agrees to perform and be bound by all terms, covenants and conditions of the Director Agreements.

5.           Interactive Intelligence and ININ Group hereby ratify and confirm the Director Agreements in all respects.

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IN WITNESS WHEREOF, each of the parties has executed this Assumption Agreement, by its duly authorized officer, as of the day and year first above written.

INTERACTIVE INTELLIGENCE, INC.

By:	/s/ Stephen R. Head
Name:	Stephen R. Head
Its:	Chief Financial Officer, Senior Vice President of Finance and Administration, Secretary and Treasurer

INTERACTIVE INTELLIGENCE GROUP, INC.

By:	/s/ Stephen R. Head
Name:	Stephen R. Head
Its:	Chief Financial Officer, Senior Vice President of Finance and Administration, Secretary and Treasurer

EXHIBIT A

Non-Employee Director Change of Control Agreements

Non-Employee Director Change of Control Agreement, dated as of June 7, 2007, by and between Interactive Intelligence, Inc. and Edward L. Hamburg, Ph.D.

Non-Employee Director Change of Control Agreement, dated as of June 7, 2007, by and between Interactive Intelligence, Inc. and Mark E. Hill

Non-Employee Director Change of Control Agreement, dated as of June 7, 2007, by and between Interactive Intelligence, Inc. and Richard A. Reck

Non-Employee Director Change of Control Agreement, dated as of May 29, 2008, by and between Interactive Intelligence, Inc. and Michael C. Heim

Non-Employee Director Change of Control Agreement, dated as of March 29, 2010, by and between Interactive Intelligence, Inc. and Richard G. Halperin